UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive
Goleta, California		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 10, 2023, Inogen, Inc., a Delaware corporation (“Inogen”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Mr. Adrien Mithalal, Mr. Jean-Sébastien Lantz, Mrs. Anne Reiser, CAAP Creation, Societe De Capital Risque Provencale Et Corse, Region Sud Investissement, Mérieux Participations 2, Relyens Innovation Santé and certain holders of exercisable securities identified therein (collectively, the “Sellers”). Pursuant to the Share Purchase Agreement, Inogen agreed to acquire all of the issued and outstanding capital stock of Physio-Assist SAS, a société par actions simplifiée organized under the laws of France. Physio-Assist SAS, directly and through its wholly owned subsidiary, PhysioAssist GmbH, is in the business of the design, production and marketing of medical devices for bronchial decongestion (airway clearance technique) for patients suffering from obstructive respiratory diseases (the “Business”).

Pursuant to the terms of the Share Purchase Agreement, Inogen agreed to pay the Sellers approximately $32,000,000 cash at closing subject to adjustment for the estimated net debt amount of Physio-Assist SAS (subject to potential adjustment after closing following confirmation of the actual net debt amount and target working capital amount) and up to either an additional $13,000,000 in cash or $11,000,000 in cash (minus related development costs) depending upon the achievement of one of two alternative milestones related to the Simeox Airway Clearance System’s receipt of FDA de novo authorization or 510(k) clearance within four years of the date of the closing of the transaction.

The closing of the transaction is subject to certain customary closing conditions, including (1) the receipt of Foreign Investment Authorization from the French Ministry of Economy, (2) subject to certain qualifiers, the accuracy of the representations and warranties made by Sellers, (3) the compliance in all material respects by Sellers of their obligations under the Share Purchase Agreement, (4) the conversion or exercise of all stock options, warrants and other instruments convertible into or exchangeable for capital stock of Physio-Assist SAS, (5) the absence of any Material Adverse Effect (as defined in the Agreement) on the Business (as defined in the Agreement), (6) the execution of new employment agreements with certain identified individuals, and (7) the execution of intellectual property rights assignment agreements with certain individuals.

The Share Purchase Agreement contains customary representations, warranties, and covenants related to the Business. Between the date of the Share Purchase Agreement and the closing of the transaction, subject to certain exceptions, Sellers have agreed to operate the Business in the ordinary course of business and to not take certain actions with respect to the Business without the prior written consent of Inogen. The Share Purchase Agreement also provides that the Sellers will indemnify Inogen for certain matters as specified in the Share Purchase Agreement. A portion of the cash consideration paid at closing will be placed into an escrow account to secure the indemnification obligations of Sellers. In certain circumstances, the milestone consideration may also be offset to satisfy indemnification obligations of the Sellers.

The Share Purchase Agreement includes customary termination provisions including the right of Inogen to terminate the Share Purchase Agreement if the closing of the transaction has not occurred by October 31, 2023, subject to extension in certain circumstances.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement. The Share Purchase Agreement has been filed as Exhibit 2.1 herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about Inogen or Physio-Assist SAS. In particular, the assertions embodied in the representations and warranties contained in the Share Purchase Agreement are qualified by information in confidential disclosure schedules provided by the Sellers to Inogen in connection with the signing of the Share Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Share Purchase Agreement. Moreover, certain representations and warranties in the Share Purchase Agreement were used for the purpose of allocating risk between Inogen and Sellers rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Share Purchase Agreement as characterizations of the actual state of facts about Inogen or Physio-Assist SAS. The Share Purchase Agreement is filed herewith as Exhibit 2.1 to this report and is incorporated by reference herein.

In order to facilitate the operations of Physio-Assist SAS between signing and closing of the transaction the Share Purchase Agreement provides for a short-term loan from Inogen to Physio-Assist SAS pursuant to convertible bonds in the amount of up to approximately $500,000 in two tranches, which would be subject to redemption up certain events, including among others, the closing of the transaction or upon maturity on December 31, 2023. The foregoing description of the Terms and Conditions of Convertible Bonds does not purport to be complete and is qualified in its entirety by reference to the full text of the Terms and Conditions of Convertible Bonds. The Terms and Conditions of Convertible Bonds is filed herewith as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

On July 13, 2023, Inogen issued a press release announcing the execution of the Share Purchase Agreement and certain select preliminary management prepared unaudited financial results for the three months ended June 30, 2023 and an update regarding its previously provided guidance for the full year ending December 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

On July 13, 2023, Inogen issued a press release announcing the execution of the Share Purchase Agreement and certain select preliminary management prepared unaudited financial results for the three months ended June 30, 2023 and an update regarding its previously provided guidance for the full year ending December 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Current Report under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the exhibits incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, the timing and completion of all other agreements and obligations included in the Share Purchase Agreement and the timing of the consummation of the transaction under the Share Purchase Agreement. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks relating to closing and completion of the acquisition of Physio-Assist SAS; Inogen’s limited experience in acquiring and integrating new businesses; risks relating to the integration of Physio-Assist SAS’s business and operations within those of Inogen; the possibility that Inogen will not realize anticipated revenue or that expenses and costs will exceed Inogen’s expectations; the possible loss of key employees, customers, or suppliers in connection with the announcement of the acquisition; the challenges of achieving synergies in connection with the acquisition; and intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products. In addition, Inogen’s business is subject to numerous additional risks and uncertainties, including, among others, risks arising from the possibility that Inogen will not realize anticipated revenue or expenses will not decrease; risks related cost inflation for components; the risks Inogen’s innovation pipeline will not produce meaningful results; the impact of changes in reimbursement rates and reimbursement and regulatory policies; and the possible loss of key employees, customers, or suppliers; the risk that expenses and costs will exceed Inogen’s expectations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the period ended March 31, 2023, and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Inogen’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, to be filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
2.1

Share Purchase Agreement dated July 10, 2023, by and among Inogen, Inc. and Mr. Adrien Mithalal, Mr. Jean-Sébastien Lantz, Mrs. Anne Reiser, CAAP Creation, Societe De Capital Risque Provencale Et Corse, Region Sud Investissement, Mérieux Participations 2, Relvens Innovation Santé and certain individual sellers identified therein

10.1	Terms and Conditions of Convertible Bonds Issued by Physio-Assist dated July 10, 2023
99.1	Press Release dated July 13, 2023
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOGEN, INC.

Date:	July 13, 2023	By:	/s/ Kristin Caltrider
Kristin Caltrider Executive Vice President Chief Financial Officer Treasurer (Principal Accounting and Financial Officer)